Exhibit 10.11

$5,000,000.00 SECURED TERM LOAN

AMENDMENT NO. 3

TO

MORTGAGE LOAN AGREEMENT

originally dated as of August 31, 2000

by and among

HEALTHMONT, INC.,

HEALTHMONT OF GEORGIA, INC.

(dba Memorial Hospital of Adel and Memorial Convalescent Center),

HEALTHMONT OF TEXAS, INC.,

HEALTHMONT OF TEXAS I, LLC (dba Dolly Vinsant Memorial Hospital),

HEALTHMONT OF OREGON I, INC.,

HEALTHMONT OF OREGON II, INC.,

HEALTHMONT OF OREGON III, INC. (dba Woodland Park Medical Plaza),

HEALTHMONT OF OREGON V, LLC (dba Woodland Park Hospital), and

HEALTHMONT OF OREGON IV, LLC (dba Eastmoreland Hospital)

(collectively, “Borrower”)

and

HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of February 28, 2002

AMENDMENT NO. 3 TO MORTGAGE LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO MORTGAGE LOAN AGREEMENT (this “Amendment”) is made as of (February 28, 2002, by and among HEALTHMONT, INC., a Tennessee corporation, HEALTHMONT OF GEORGIA, INC., a Tennessee corporation (dba Memorial Hospital of Adel and Memorial Convalescent Center), HEALTHMONT OF TEXAS, INC., a Tennessee corporation, HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company (dba Dolly Vinsant Memorial Hospital), and HEALTHMONT OF MISSOURI, INC., a Tennessee corporation (dba Callaway County Community Hospital) (collectively, the “Continuing Borrower”), HEALTHMONT OF OREGON I, INC., a Tennessee corporation, HEALTHMONT OF OREGON II, INC., a Tennessee corporation, HEALTHMONT OF OREGON III, INC., a Tennessee corporation (dba Woodland Park Medical Plaza), HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company (dba Woodland Park Hospital), and HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company (dba Eastmoreland Hospital) (collectively, the “Withdrawing Borrower”; the Continuing Borrower and the Withdrawing Borrower are sometimes collectively referred to herein as the “Borrower”), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (“Lender”).

RECITALS

A. Pursuant to that certain Mortgage Loan Agreement dated August 31, 2000 by and among Borrower and Lender (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B. Borrower now wishes to effect the withdrawal of Withdrawing Borrower as a Borrower under the Loan Agreement, and to make such further amendments as are necessary to effect such transaction.

C. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement.

1. Withdrawal of Withdrawing Borrower. Lender, Continuing Borrower and Withdrawing Borrower agree that Withdrawing Borrower shall no longer be party to the Loan Agreement or the other Loan Documents and will not be bound by any of the conditions, covenants, representations, warranties and other agreements set forth in the Loan Agreement.

2. Other Amendments to Loan Agreement.

(a) Recital B. Recital E shall be deleted in its entirety and substituted with the following language:

“B. Borrower is the owner of Memorial Hospital of Adel in Adel, Georgia, and Dolly Vinsant Memorial Hospital in San Benito, Texas (collectively, the “Mortgage Properties”). The Mortgage Properties may also hereinafter be referred to as the “Properties”). The Properties are more particularly described on Exhibit A attached hereto.”

(b) Recital D. Recital D shall be deleted in its entirety and substituted with the following language:

“Borrower’s obligations under the Loan will be secured by, among other things, a first priority Mortgage, Assignment of Rents and Security Agreement of even date herewith encumbering each of the Mortgage Properties (the “Mortgages”). This Agreement, the Note, the Mortgages, the Environmental Indemnity’, the Revolving Loan Agreement and any other documents evidencing or securing the Loan or the Revolving Loan or executed in connection therewith, including, without limitation, the instruments and agreements identified in Section 3.1 hereof, and any modifications, renewals and extensions thereof, are referred to herein collectively as the “Loan Documents”.”

(c) Section 5.20 – Debt Service Coverage Ratio. The first sentence of Section 5.20 is hereby deleted in its entirety and replaced by the following sentence:

“5.20 Debt Service Coverage Ratio. Commencing with a measurement on March 31, 2002, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained the following Debt Service Coverage Ratios:

Quarter Ending	DSC Ratio
3/31/02	1.1 to 1.0
6/30/02	1.2 to 1.0
9/30/02	1.2 to 1.0
12/31/02	1.2 to 1.0
3/31/03	1.3 to 1.0
6/30/03	1.3 to 1.0.”

(d) Section 5.21 – EBITDA Requirements. Section 5.21 is hereby deleted in its entirety and replaced by the following:

“5.21 EBITDA. Commencing with a measurement on March 31, 2002, and continuing with measurements on the last day of each quarter thereafter throughout the term of the Loan, Borrower shall have maintained minimum annualized EBITDAs (based upon the preceding six months of operations) as follows:

Quarter Ending	EBITDA
3/31/02	$800,000.00
6/30/02	$800,000.00
9/30/02	$750,000.00
12/31/02	$700,000.00
3/31/03	$800,000.00
6/30/03	$800,000.00”

(e) Exhibit A. Exhibit A shall be amended by omitting the descriptions of the Eastmoreland Hospital in Portland, Oregon and the Woodland Park Hospital in Portland, Oregon.

3. Confirmation of Representations and Warranties. Each of the Continuing Borrowers hereby confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to the Continuing Borrowers, and specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

4. Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Continuing Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to (a) reflect updated and accurate information with respect to Continuing Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Continuing Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Agreement. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

5. Costs. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, including all reasonable fees of Lender’s in-house counsel.

6. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

8. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

HELLER HEALTHCARE FINANCE, INC., a Delaware corporation

By:	/s/ JOSEPH PRANDONI	(SEAL)

Name:	JOSEPH PRANDONI
Title:	VICE PRESIDENT

CONTINUING BORROWER:

HEALTHMONT, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF GEORGIA, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF TEXAS, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF MISSOURI, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF TEXAS I, LLC, a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	Chief Manager

WITHDRAWING BORROWER:

HEALTHMONT OF OREGON I, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF OREGON II, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF OREGON III, INC., a Tennessee corporation

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	President

HEALTHMONT OF OREGON IV, LLC, a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	Chief Manager

HEALTHMONT OF OREGON V, LLC, a Tennessee limited liability company

By:	/s/ TIMOTHY S. HILL	(SEAL)

Name:	Timothy S. Hill
Title:	Chief Manager

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